EXHIBIT "B"



     Deed dated August 16, 1989, by and between HAUGHT OIL PRODUCING CORPORATION and 710 CORPORATION, recorded August 22,1989 in Deed Book 230, Page 717 at the Ritchie County Clerk of the County Commission.

TRACT NO. 3:

     BEGINNING AT A STAKE NEAR THE EASTERN EDGE OF THE South Fork of Hughes River, which beginning the stake is S. 45' 40' W. 1 foot from an iron pipe; thence S. 45' 4" W. 239 feet to a stake at the southern edge of West Virginia State Route No. 47; thence with said highway, S. 48' 30" E. 263 feet to a stake at the southwestern edge of said highway; thence leaving said highway, S. 35' "
W. 195 feet to a stake near the eastern edge of the South Fork of Hughes River; thence down said river, N. 56' 50" W. 305 feet to a place of beginning, containing 1.40 acres.

TRACT NO. 4:

     BEGINNING at an iron post, on right-of-way of Satae Road No. 47, a corner of Glenn L. Haught's pipe yard: thence along said road right-of-way, S. 48' E. 135 feet to an iron stake at a walnut; thence S. 36' 30' W. 165 feet to the river; thence down the river N. 61' W. 132 feet to Glenn L. Haught's line; thence with same N. 35' E. 195 feet to the place of beginning, containing 55/100 of an acre, more or less.




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